SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 13, 2006
                                                ------------------------------


Commission      Registrant, State of Incorporation,    I.R.S. Employer
File Number     Address and Telephone Number           Identification No.
-----------     ------------------------------------   -------------------
333-98553       Southern Power Company                  58-2598670
                (A Delaware Corporation)
                30 Ivan Allen Jr. Boulevard, N.W.
                Atlanta, Georgia 30308
                (404) 506-5000


The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.

                On November 13, 2006, Southern Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series E 6.375% Senior Notes due November 15, 2036 (the "Series E Senior Notes"). The Series E Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-134219) of the Company.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

              1 Underwriting Agreement, dated November 13, 2006 relating to the Series E Senior Notes among the Company and Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement.

              4.2   Third Supplemental Indenture to Senior Note
                    Indenture dated as of November 21, 2006, providing for the issuance of the Series E Senior Notes.

              4.7 Form of Series E Senior Note (included in Exhibit 4.2 above).

              5.1 Opinion of Balch & Bingham LLP relating to the Series E Senior Notes.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 21, 2006                 SOUTHERN POWER COMPANY

                                           By  /s/  Wayne Boston
                                                 Wayne Boston
                                                 Assistant Secretary



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